                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                     -------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 28, 2002

                                  OMTOOL, LTD.
             (Exact Name of Registrant as Specified in its Charter)

         DELAWARE                      0-22871                 02-0447481
(State or Other Jurisdiction         (Commission            (I.R.S. Employer
      of Incorporation)              File Number)           Identification No.)

           8A INDUSTRIAL WAY
                SALEM, NH                                         03079
(Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (603) 898-8900

ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On June 28, 2002, upon the recommendation of the Audit Committee of Omtool, Ltd. (the "Company"), the Company's Board of Directors dismissed Arthur Andersen LLP ("Arthur Andersen"), as its independent public accountants, and engaged the services of PricewaterhouseCoopers LLP ("PWC") as its independent public accountants for the current fiscal year, which ends December 31, 2002, effective immediately. These actions followed the Company's decision to seek proposals from independent auditors to audit the Company's financial statements for the fiscal year ending December 31, 2002.

         The reports of Arthur Andersen on the Company's financial statements for the fiscal years ended December 31, 2001 and December 31, 2000 did not contain an adverse opinion or a disclaimer of opinion, nor was any such audit report qualified or modified as to uncertainty, audit scope or accounting principles. The Company and Arthur Andersen have not, in connection with the audit of the Company's financial statements for each of the prior two years ended December 31, 2001 and December 31, 2000 or for the interim period prior to and including June 28, 2002, had any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to Arthur Andersen's satisfaction, would have caused Arthur Andersen to make reference to the subject matter of the disagreement in connection with its reports.

         During fiscal years ended December 31, 2001 and December 31, 2000, and through the interim period prior to and including June 28, 2002, none of the reportable events as described under Item 304(a)(1)(v) of Regulation S-K have occurred.

         The Company has provided a copy of the foregoing disclosures to Arthur Andersen and has requested that it furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of this letter, dated June 28, 2002, is filed as
Exhibit 16.1 herewith.

         During the fiscal years ended December 31, 2001 and December 31, 2000, and the interim period prior to and including June 28, 2002, the Company did not consult PWC regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on our financial statements, or (ii) any matter that was either the subject of a disagreement or a reportable event.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Financial Statements of Business Acquired:  None required.

         (b) Pro Forma Financial Information:  None required.

         (c) EXHIBITS:

             16.1 Letter dated June 28, 2002 from Arthur Andersen LLP to the Securities and Exchange Commission.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     OMTOOL, LTD.

Date: June 28, 2002               By: /s/ Timothy P. Losik
                                        ----------------------------------
                                        Timothy P. Losik
                                        Vice President, Chief Financial Officer,
                                        Chief Operating Officer,
                                        Secretary and Treasurer

                                  EXHIBIT INDEX

         EXHIBIT NO.    DESCRIPTION OF EXHIBIT
         16.1           Letter dated June 28, 2002 from Arthur Andersen LLP to
                        the Securities and Exchange Commission.